Exhibit 99.1
                                              Level 3's Strategy

-    Original premise of Level 3's business plan remains in effect today

-    Adapt  assets,  network,   service  and  prices  to  the  rapidly  changing
     environment

- Seek to achieve substantial market share in horizontal market segments while maintaining industry leading margins

- Prefund business with expected cash requirements to free cash flow breakeven with appropriate cushion

                                    The Past

-    Adapted to the changing environment and the capital markets

-    Reduced debt through cash and equity transactions

-    Focused on efficiencies by reducing network, operating and capital expenses

-    Revised customer strategy to focus on high-bandwidth, credit-worthy users

-    Capitalized  on  industry  consolidation   opportunities  such  as  McLeod,
     Allegiance, ICG and Genuity

                                   The Future

-    Leverage Level 3's unique network and operational capabilities

-    Focus on sales to financially solid companies with existing demand

-    Grow high margin revenues by:

     - Developing new services which leverage existing assets and targets large, existing markets

     -    Opportunistically pursue consolidation opportunities

-    Maintain financial strength and fully funded position

                       Leverage The Unique Level 3 Network

-    72 North American markets in service

-    19,000 mile North American intercity network

-    20 European markets in service

-    3,600 mile Pan European network

- Over 3.0 million square feet of technical space, including colocation facilities, built out

-    Sufficient undersea capacity

                            Current Service Offerings

Softswitch Services - 42% of Communications Revenue (1)
Managed Modem
Voice Services

IP & Data Services - 26% of Communications Revenue (1)
Dedicated Internet Access
(3)Flex Data Services
Security & VPN
DSL Aggregation

Transport and Infrastructure Services - 32% of Communications Revenue (1) Wavelengths
Colocation
Private Line
Fiber Services
Transatlantic & Backhaul
Technical Support

(1) Percentages are based on first quarter 2004 Communications GAAP revenue of $389 million

                             New Service Initiatives

-    Focus on existing, large markets where customers are buying services today

-    Maintain industry leading margins

-    Leverage existing network and operational capabilities

-    Distribution channels include system integrators, VARs, CLECs and ISPs

     -    Comprehensive suite of carrier quality Voice-over-IP Services
          -    Wholesale, SME-oriented and Consumer-oriented
          -    Toll free, conferencing, LD termination and enhanced local
          -    Large enterprise voice targeted for 2005

     -    New Transport Services
          -    (3) Hub Private Line
          -    Technical field support services
          -    Metro Ethernet and optical wave

     -    New Data Services
          -    National Ethernet service
          -    ATM and Frame Relay emulation in 3Q04
          -    IP/VPN launch planned for 4Q04

               Level 3's US Addressable Market Has Nearly Tripled
                         Over 100 New Sales People Added



Graphic:

Previously Addressable Market (1)
$34B
Softswitch Services
IP & Data Services
Transport & Infrastructure

Currently Addressable Market (1)
$100B
Softswitch Services
IP & Data Services
Transport & Infrastructure

(1) Company estimates - U.S. only

                        Our Customer Strategy Is Working

  Customers include

-          4 largest ISPs
-          6 largest cable MSOs
-          All 4 RBOCs
-          Major IXCs
-          Major cellular providers
-          Major PTTs
-          Major satellite companies

Graphic: customer logos

              Level 3 Margins Are Evidence Of Competitive Strength

-    Level 3's gross margins lead the industry by a substantial margin

- Level 3 has superior Adjusted OIBDA margins with expected incremental margins of 60% to 70%


                                                     Adjusted
                                    Gross            OIBDA
                                    Margin           Margin

Level 3                             79%                30%

AT&T                                44%                22%

Sprint GMG                          45%                18%

MCI                                 36%                 5%

WilTel                              19%                 7%

Global Crossing                     31%                 2%

Notes

1.   Level 3, AT&T, and Sprint GMG stats for 1Q04
2.   MCI and Global Crossing stats for 4Q03
3. WilTel's gross margin for 9 months ended 9/30/03, Adjusted OIBDA margin for fiscal 2003
4.   Sources: Companies' SEC Filings

                   Level 3 Has Significant Operating Leverage
                          Simplified Model Assumptions

-      Revenue growth of 5% to 25% a year
-      Incremental OIBDA margin of 65%
-      Base capital expenditures of $100 million a year
-      Incremental CapEx of $ .45 per $1.00 of incremental revenue
-      IS Group generates $30 MM of unlevered CF per  year
-      Additional $20 million of working capital per year

Not a projection; for illustrative purposes only.

                          Communications Adjusted OIBDA
                             Simplified Model Output


Graphic: Line graph showing rates of increases in Communications Adjusted OIBDA in $ millions on left axis and years 2004, 2005, 2006, 2007 and 2008 across bottom axis for Annual Revenue Growth at 5%, 10%, 15%, 20% and 25% rates of growth.


Not a projection; for illustrative purposes only

                              Information Services

-    Information   Services   business   includes  the  Software   Spectrum  and
     (i)Structure subsidiaries

-    Previously announced restructuring efforts complete

-    Focus on growing cash flow

                      Annual Communications Revenue Growth

- Level 3 is well positioned for future demand and incremental consolidation opportunities

- Expected decline in high single-digit percentage range in 2004 primarily from managed modem business

     -    Excludes termination and acquisition revenue

-    Growth in latter 2004 from new services

Graphic: Line graph showing annual communications revenue growth actual results from 2000 $0.9 billion, 2001 $1.3 billion, 2002 $1.1 billion and 2003 $1.6 billion with year 2002 having note (1) and year 2003 having note (2)

(1) 2002 decline in Communications Revenue was due to a $288 million reduction in upfront dark fiber revenue partially offset by growth in Communications Services Revenue.

(2) Excludes $294M in one-time termination and settlement revenue from XO Communications received in 1Q03.

                           Consolidated Adjusted OIBDA
    Simplified Definition Of Revenue, Less Cost of Revenue, Less SG&A Expense

- Improvements to Consolidated Adjusted OIBDA and Adjusted OIBDA Margin due to increased revenue, acquired revenue and cost containment

-    2004 Consolidated  Adjusted OIBDA projected to be generally consistent with
     2003

Graphic: Bar graph showing Consolidated Adjusted OIBDA at ($482 million) for 2000, ($300 million) for 2001, $351 million for 2002 and $463 million for 2003 with note (1). Line graph presented showing trend line in communications adjusted OIBDA margins for years 2000 to and including 2003.

(1)  Excludes $294M in one-time termination and settlement revenue

                           Consolidated Free Cash Flow
         Simplified Definition Of Unlevered Cash Flow Less Cash Interest

- Consolidated FCF is Adjusted OIBDA less capital expenditures plus or minus the change in working capital less net cash interest

-    Level 3 was Consolidated FCF positive for second half of 2003

-    2004 Consolidated FCF projected to be negative $180 - $200 million

-    Return to positive FCF trend after Q204

Graphic: Bar graph showing consolidated free cash flow of ($4,540 million) for 2000, ($2,184 million) for 2001, ($434 million) for 2002, ($139 million) for
2003 and ($190 million) estimate for 2004 with note (1)

(1) Represents mid-point of 2004 guidance

Table:
                                                              Q104 Consolidated
                                                              Free Cash Flow
Net Cash Provided By Operating Activities                              $8
Gross Capital Expenditures                                           ($52)
Release of Capital Expenditure Accruals                                $4
 Total                                                               ($40)

                             Debt Maturity Schedule

-    Book value of debt outstanding is approx. $5.4 billion

- Debt outstanding decreased by approx. $1.1 billion in 2003(1) and expected to decrease by over $200 million in Q204

-    Level 3 has no significant maturities until 2008

   ($ millions)(1)                 2004     2005     2006      2007     2008    2009    2010   2011+

  Bank Debt                        $0        $0       $0        $0       $0      $0      $0     $0

  High Yield Debt(2)                0         0        0         0    2,365     362   1,599    795

  Mortgages/other                   0       119        0         0        0       0       0      0

  Total Annual Debt Repayment      $0      $119        $0       $0   $2,365    $362  $1,599   $795

(1) Excludes $269MM of capital leases outstanding as of March 31st that were assumed in Genuity acquisition.
(2)  At maturity, all deferred pay coupon bonds have accreted to face amount.

                         Second Quarter 2004 Projections

-    Communications revenue of $375 - $395 million

     - Includes benefit of revenue from ICG acquisition offset by lower managed modem revenue on existing business and termination and settlement revenue

-    Consolidated Adjusted OIBDA of $80 - $90 million

     - Includes $21 million cost of revenue increase from integration of ICG acquisition and migration of Allegiance managed modem ports to Level 3 network

-    Reduce debt by over $200 million primarily related to capital leases

- Use of cash will increase quarter-over-quarter primarily due to ICG acquisition, higher network expenses and termination payment for Allegiance vendor agreement, timing of cash interest expense payments and increased capital expenditures

(1) In accordance with recent SEC guidelines, the company has renamed Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) as Adjusted Operating Income Before Depreciation and Amortization (Adjusted OIBDA).

                                     Summary

-    Unique network and operational capabilities

-    Focused on sales to financially solid companies with existing demand

-    Industry leading margins

-    Opportunistically pursuing consolidation opportunities

- Introducing new high-margin IP, voice and data services aimed at large existing markets

-    Financially solid with cash on hand of approximately $1.1 billion

                Schedule To Reconcile Non-GAAP Financial Metrics

Pursuant to Regulation G, the company is hereby providing a reconciliation of non-GAAP financial metrics to the most directly comparable GAAP measure.

The following reconciliation of non-GAAP financial measures to GAAP measures include forward-looking statements with respect to the information identified as guidance. Level 3 has made a number of assumptions, which may or may not prove to be correct, in preparing the guidance. We caution you that these forward-looking statements are only predictions, which are subject to risks and uncertainties including technological uncertainty, financial variations, changes in the regulatory environment, industry growth and trend predictions. Please see the company's Annual Report on Form 10-K for a description of risks and uncertainties.

The ranges provided for the GAAP measures that are part of the reconciliation of non-GAAP forward-looking measures are in no way meant to indicate that the company expects or is implicitly providing guidance on those GAAP measures. In order to reconcile the non-GAAP guidance ranges to GAAP measures, the company has to use ranges for the GAAP measures that arithmetically add up to the non-GAAP guidance measures. While the company feels reasonably comfortable about the non-GAAP guidance measures, it fully expects that the ranges used for the GAAP measures will vary from actual results.

               Schedule To Reconcile To Non-GAAP Financial Metrics

Communications Gross Margin ($) is defined as communications revenue less communications cost of revenue from the consolidated condensed statements of operations.

Cost of Revenue for the communications business includes leased capacity, right-of-way costs, access charges and other third party circuit costs directly attributable to the network, as well as costs of assets sold pursuant to sales-type leases.

Communications Gross Margin (%) is defined as communications gross margin ($) divided by communications revenue. Management believes that communications gross margin is a relevant metric to provide to investors, as it is a metric that management uses to measure the margin available to the company after it pays third party network services costs; in essence, a measure of the efficiency of the company's network.


COMMUNICATIONS GROSS MARGIN                ($ in millions)        1Q04
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Communications Revenue                                            $389
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Communications Cost of Revenue                                    $81
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Communications Gross Margin ($)                                   $308
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Communications Gross Margin (%)                                   79%
----------------------------------------------------------------------------

                Schedule To Reconcile Non-GAAP Financial Metrics

Adjusted OIBDA Margin (%) is defined as Adjusted OIBDA divided by Consolidated Revenue.

Communications Adjusted OIBDA Margin( (%) is defined as Communications Adjusted OIBDA divided by Communications Revenue.

Management believes that Adjusted OIBDA and Communications Adjusted OIBDA margins are relevant and useful metrics to provide to investors, as they are an important part of the company's internal reporting and are indicators of profitability and operating performance, especially in a capital-intensive industry such as telecommunications. Management also uses Adjusted OIBDA and Communications Adjusted OIBDA margins to compare the company's performance to that of its competitors.

                Schedule to Reconcile Non-GAAP Financial Metrics


----------------------------------------------------------------------------
COMMUNICATIONS ADJUSTED OIBDA MARGIN
($ in millions)                                                  1Q04
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Communications Revenue                                           $389
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Communications Adjusted OIBDA                                    $116
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Communications Adjusted OIBDA Margin                              30%
----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
COMMUNICATIONS ADJUSTED OIBDA MARGINS           2000         2001           2002            2003
($ in millions)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Net Income (Loss)                             ($1,353)      ($4,975)       ($1,099)        ($1,114)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
(Income) Loss from Discontinued Operations      $48           $605              -            ($12)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Income Tax (Benefit) Expense                   ($49)             -          ($118)              -
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Other (Income)/Expense                          ($3)         ($596)          $373            $697
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Operating Income/(Loss)                       ($1,357)      ($4,966)        ($844)          ($429)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Depreciation and Amortization Expense           $548         $1,096          $768            $792
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Non-cash Compensation Expense                   $228          $303           $175             $78
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Non-cash Restructuring and Impairment              -         $3,245          $182               -
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Communications Adjusted OIBDA                  ($581)        ($322)          $281            $441
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Communications Revenue                          $857         $1,298         $1,101          $1,653
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Communications Adjusted OIBDA Margin (%)       (68%)          (25%)           26%             27%
--------------------------------------------------------------------------------------------------------

(1) Excludes $294M in one-time termination and settlement revenue from XO Communications received in 1Q03

              Schedule to Reconcile to Non-GAAP Financial Metrics

--------------------------------------------------------------------------------------------------------
CONSOLIDATED ADJUSTED OIBDA                          2000         2001           2002            2003
($ in millions)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Net Earnings/(Loss)                                ($1,455)      ($4,978)        ($858)          ($711)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
(Income)/Loss from Discontinued Operations           $48           $605           ($2)            ($5)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Cumulative Effect of Change in Accounting               -             -              -            ($5)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Income Tax (Benefit)/Loss                           ($49)             -          ($121)           ($50)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Plus Other (Income)/Loss                             $159         ($608)          $168            $615
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Operating Income/(Loss)                            ($1,297)      ($4,981)        ($813)          ($156)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Plus Depreciation and Amortization Expense           $579         $1,122          $801            $827
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Plus Non-cash Compensation Expense                   $236          $314           $181             $86
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Plus Non-cash Restructuring and Impairment              -         $3,245          $182               -
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Consolidated Adjusted OIBDA                         ($482)        ($300)          $351            $757
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Consolidated Revenue                                $1,184        $1,533         $3,111          $4,026
--------------------------------------------------------------------------------------------------------

(1)  Excludes  $294M in one-time  termination  and  settlement  revenue  from XO
     Communications received in 1Q03

               Schedule To Reconcile To Non-GAAP Financial Metrics

Unlevered Cash Flow is defined as net cash (used in) provided by operating activities less capital expenditures offset by release of capital expenditure accruals, and adding back cash interest paid, less interest income as disclosed in the consolidated condensed statements of cash flows or the consolidated condensed statement of operations. Management believes that unlevered cash flow is a relevant metric to provide to investors, as it is an indicator of the operational strength and performance of the company and, over time, provides management and investors with a sense of the growth pattern of the business.


Consolidated Free Cash Flow is defined as net cash (used in) provided by operating activities less capital expenditures offset by release of capital expenditure accruals as disclosed in the consolidated condensed statements of cash flows. Management believes that consolidated free cash flow is a relevant metric to provide to investors, as it is an indicator of the company's ability to generate cash to service its debt.

              Schedule To Reconcile To Non-GAAP Financial Metrics

--------------------------------------------------------------------------------
CONSOLIDATED UNLEVERED CASH FLOW
($ in millions)                                           2003
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Cash Provided by Continuing Operations                $24
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Gross Capital Expenditures                               ($191)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Release of Capital Expenditure Accruals                   $28
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Cash Interest Paid                                        $394
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Interest Income                                          ($18)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total                                                     $237
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED FREE CASH FLOW                                 2000                  2001              2002            2003
($ in millions)                                       Consolidated Free    Consolidated Free   Consolidated Free  Consolidated Free
                                                         Cash Flow            Cash Flow            Cash Flow          Cash Flow
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by (Used in) Continuing Operations          $1,036                 $141             ($431)            $24
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Gross Capital Expenditures                                   ($5,576)              ($2,325)           ($218)          ($191)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Release of Capital Expenditure Accruals                         --                    --               $215             $28
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total                                                        ($4,540)              ($2,184)           ($434)          ($139)
------------------------------------------------------------------------------------------------------------------------------------

               Schedule To Reconcile To Non-GAAP Financial Metrics

--------------------------------------------------------------------------------
CONSOLIDATED FREE CASH FLOW                       Three Months Ended
($ in millions)                                      March 31, 2004

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Cash Provided by Continuing Operations                  $8
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Gross Capital Expenditures                                ($52)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Release of Capital Expenditure Accruals                     $4
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total                                                     ($40)
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROJECTED CONSOLIDATED FREE CASH FLOW
Twelve months Ended December 31, 2004
($ in millions)                                   Consolidated Range

                                                 Low           High
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Net Cash Provided by Continuing Operations       $70           $100
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Gross Capital Expenditures                     ($254)         ($304)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Release of Capital Expenditure Accruals          $4             $4
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Total                                          ($180)         ($200)
---------------------------------------------------------------------------